POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A and Form N-14 applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Mid Cap Growth Fund, Security Large Cap Value Fund, Security Cash Fund, and Security Income Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2006.


DONALD A. CHUBB, JR.
--------------------
Donald A. Chubb, Jr.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A and Form N-14 applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Mid Cap Growth Fund, Security Large Cap Value Fund, Security Cash Fund, and Security Income Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2006.


JOHN D. CLELAND
---------------
John D. Cleland

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A and Form N-14 applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Mid Cap Growth Fund, Security Large Cap Value Fund, Security Cash Fund, and Security Income Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2006.


HARRY W. CRAIG, JR.
-------------------
Harry W. Craig, Jr.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A and Form N-14 applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Mid Cap Growth Fund, Security Large Cap Value Fund, Security Cash Fund, and Security Income Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2006.


JERRY B. FARLEY
---------------
Jerry B. Farley

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A and Form N-14 applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Mid Cap Growth Fund, Security Large Cap Value Fund, Security Cash Fund, and Security Income Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2006.


PENNY A. LUMPKIN
----------------
Penny A. Lumpkin

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr. and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A and Form N-14 applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Mid Cap Growth Fund, Security Large Cap Value Fund, Security Cash Fund, and Security Income Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2006.


MICHAEL G. ODLUM
----------------
Michael G. Odlum

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A and Form N-14 applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Mid Cap Growth Fund, Security Large Cap Value Fund, Security Cash Fund, and Security Income Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2006.


MAYNARD F. OLIVERIUS
--------------------
Maynard F. Oliverius